                                  OPPENHEIMER MAIN STREET(R)GROWTH & INCOME FUND
                                       Supplement dated July 1, 2002 to the
                                        Prospectus dated December 28, 2001

The Prospectus is changed as follows:

1.       The fourth sentence of the first paragraph of the section titled "How Can You Buy Class A Shares? -
       Class A Contingent Deferred Sales Charge" on page 16 is deleted and replaced with the following sentence:

         For  grandfathered  retirement  accounts,  the  concession  is 0.75% of the  first  $2.5  million  of purchases plus 0.25% of purchases in excess of $2.5 million.

2.       The section titled "Distribution and Service (12b-1) Plans - Service Plan for Class A Shares" on page 19 is revised by adding the following after the third sentence in that paragraph:

         With  respect  to Class A shares  subject to a Class A  contingent  deferred  sales  charge  purchased  by grandfathered  retirement  accounts,  the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer.  After the shares  have been held for a year,  the
         Distributor pays the service fee to dealers on a quarterly basis.

July 1, 2002                                                                            700PS029